Exhibit 99.3
EXECUTION COPY

FOURTH AMENDMENT

          FOURTH AMENDMENT, dated as of November 4, 2004 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified, including by the First Amendment, dated as of November 25, 2003, the Optional Increase Amendment, dated as of January 14, 2004, and the Third Amendment, dated as of March 26, 2004, the “Credit Agreement”), among SIX FLAGS, INC., a Delaware corporation (“Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (the “Primary Borrower”), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (together with the Primary Borrower, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, THE BANK OF NEW YORK and BANK OF AMERICA, N.A., as syndication agents, CREDIT LYONNAIS, NEW YORK BRANCH, as documentation agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make and have made loans and other extensions of credit to the Borrowers;

          WHEREAS, the Borrowers have requested and, upon this Amendment becoming effective, the Lenders will have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment; and

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.   DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2.   AMENDMENTS TO THE CREDIT AGREEMENT.

          2.1       Amendment to Section 1.1 of the Credit Agreement (Defined Terms). Section 1.1 is hereby amended by deleting clause (b) of the definition of “Applicable Margin” and replacing such clause (b) with the following:

     "(b) with respect to Tranche B Term Loans, the rate per annum determined for such Type of Loan pursuant to the Pricing Grid”

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          2.2       Amendment to Section 10.1(a) of the Credit Agreement. Section 10.1(a) of the Credit Agreement is hereby amended by deleting the ratios set forth therein for fiscal quarters FQ4 2004 through and including FQ4 2006 and substituting in lieu thereof the following:

Fiscal Quarter	Consolidated Leverage Ratio
FQ4 2004	3.50 to 1.00
FQ1 2005	3.50 to 1.00
FQ2 2005	3.50 to 1.00
FQ3 2005	3.25 to 1.00
FQ4 2005	3.25 to 1.00
FQ1 2006	3.25 to 1.00
FQ2 2006	3.25 to 1.00
FQ3 2006	3.00 to 1.00
FQ4 2006	3.00 to 1.00

          2.3       Amendment to Section 10.1(d) of the Credit Agreement. Section 10.1(d) of the Credit Agreement is hereby amended by deleting the ratios set forth therein for fiscal quarters FQ4 2004 through and including FQ4 2007 and substituting in lieu thereof the following:

Consolidated Fixed
Fiscal Quarter	Charge Coverage Ratio
FQ4 2004	1.00 to 1.00
FQ1 2005	1.00 to 1.00
FQ2 2005	1.00 to 1.00
FQ3 2005	1.00 to 1.00
FQ4 2005	1.00 to 1.00
FQ1 2006	1.00 to 1.00
FQ2 2006	1.00 to 1.00
FQ3 2006	1.05 to 1.00
FQ4 2006	1.05 to 1.00
FQ1 2007	1.10 to 1.00
FQ2 2007	1.10 to 1.00
FQ3 2007	1.15 to 1.00
FQ4 2007	1.15 to 1.00

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          2.4       Amendment to Section 6.4 of the Credit Agreement. Section 6.4 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

     “Any prepayment of Tranche B Term Loans made prior to November 4, 2005 with the proceeds of any revolving credit facility, term loan facility, multicurrency credit facility or other similar credit facility (other than the Facilities) shall be accompanied by payment to the Administrative Agent, for the account of each Lender, of a prepayment fee equal to 1.00% of the principal amount of the Tranche B Term Loans of such Lender so prepaid.”

          2.5       Amendment to Section 6.5 of the Credit Agreement. Section 6.5 is hereby amended by adding the following clause (e) at the end thereof:

     "(e) Any prepayment of Tranche B Term Loans made prior to November 4, 2005 pursuant to Section 6.5(a) with the proceeds of any revolving credit facility, term loan facility, multicurrency credit facility or other similar credit facility shall be accompanied by payment to the Administrative Agent, for the account of each Lender, of a prepayment fee equal to 1.00% of the principal amount of the Tranche B Term Loans of such Lender so prepaid.”

          2.6       Amendment to Annex A of the Credit Agreement (Pricing Grid). The “Pricing Grid” on Annex A to the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

PRICING GRID FOR TRANCHE B TERM LOAN FACILITY

	Applicable Margin for Tranche B
	Term Loans
Consolidated Leverage Ratio	Eurocurrency Loans	Base Rate Loans
> 3.00 to 1.00	2.75%	1.75%
< 3.00 to 1.00	2.50%	1.50%

PRICING GRID FOR REVOLVING CREDIT FACILITY
AND MULTICURRENCY FACILITY

Consolidated	Applicable Margin	Applicable Margin
Leverage Ratio	Eurocurrency Loans	Base Rate Loans	Commitment Fee Rate

> 3.00 to 1.00	2.75%	1.75%	0.500%

< 3.00 to 1.00 and > 2.50 to 1.00	2.50%	1.50%	0.500%

< 2.50 to 1.00 and > 2.00 to 1.00	2.25%	1.25%	0.500%

< 2.00 to 1.00 and > 1.50 to 1.00	1.75%	0.75%	0.375%

< 1.50 to 1.00	1.50%	0.50%	0.375%

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Changes in the Applicable Margin or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on each date (each, an “Adjustment Date”) on which financial statements of Holdings are delivered to the Lenders pursuant to Section 9.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 3.0 to 1.0. Each determination of the Consolidated Leverage Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by Section 10.1(a) (it being understood that the foregoing ratio is of Consolidated Total Debt to Consolidated EBITDA), except that, for purposes of this Pricing Grid, Consolidated Total Debt shall be determined without giving effect to the proviso in the definition of Consolidated Total Debt in Section 1.1.

          SECTION 3.   CONDITIONS PRECEDENT. This Amendment shall become effective on and as of the date (the “Amendment Effective Date”) on which (a) the Administrative Agent shall have received (i) an executed counterpart of this Amendment, duly executed and delivered by a duly authorized officer of each of Parent, Holdings and the Primary Borrower, (ii) executed Lender Consent Letters (or facsimile transmissions thereof), substantially in the form of Exhibit A hereto (“Lender Consent Letters”), from the Required Lenders, (iii) an executed Acknowledgment and Consent, substantially in the form of Exhibit B hereto, from each Guarantor and (iv) for the account of each Lender executing a Lender Consent Letter, an amendment fee in an amount equal to 0.10% of such Lender’s Aggregate Exposure, and (b) the Primary Borrower shall have paid all fees required to be paid, and expenses for which invoices have been presented (including fees, disbursements and other charges of counsel to the Agents), in connection with the Credit Agreement.

          SECTION 4.   REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, (a) each of Parent, Holdings and the Primary Borrower certifies that no Default or Event of Default has occurred and is continuing and (b) each of Parent, Holdings and the Primary Borrower confirms, reaffirms and restates that the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

          SECTION 5.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”,

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“thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          SECTION 6.   COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Primary Borrower and the Administrative Agent.

          SECTION 7.   PAYMENT OF EXPENSES. The Primary Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 8.   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

SIX FLAGS, INC.
By:
Name:
Title:

SIX FLAGS OPERATIONS INC.
By:
Name:
Title:

SIX FLAGS THEME PARKS INC.
By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

EXHIBIT A

LENDER CONSENT LETTER

SIX FLAGS AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF JULY 8, 2002

To:	Lehman Commercial Paper Inc., as Administrative Agent 745 Seventh Avenue New York, New York 10019 Attention: Michelle Rosolinsky

     Ladies and Gentlemen:

          Reference is made to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified, including by the First Amendment, dated as of November 25, 2003, the Optional Increase Amendment, dated as of January 14, 2004, and the Third Amendment, dated as of March 26, 2004, the “Credit Agreement”), among Six Flags, Inc., a Delaware corporation, Six Flags Operations Inc., a Delaware corporation, Six Flags Theme Parks Inc., a Delaware corporation (the “Primary Borrower”), each Foreign Subsidiary Borrower (together with the Primary Borrower, the “Borrowers”), the Lenders from time to time parties to the Credit Agreement, The Bank of New York and Bank of America, N.A., as Syndication Agents, Credit Lyonnais, New York Branch, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

          The Borrowers have requested that the Lenders consent to amend the Credit Agreement on the terms described in the Fourth Amendment (the “Amendment”) to which a form of this Lender Consent Letter is attached as Exhibit A.

          Pursuant to Section 13.1(a) of the Credit Agreement, the undersigned Lender hereby irrevocably consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Dated as of November __, 2004	Title:

Lender Consent

EXHIBIT B

ACKNOWLEDGMENT AND CONSENT
TO THE FOURTH AMENDMENT
TO THE AMENDED AND RESTATED CREDIT AGREEMENT

          Reference is made to the Amended and Restated Credit Agreement described in the foregoing Fourth Amendment (the “Credit Agreement”; terms defined in the Credit Agreement and used in this Acknowledgement and Consent shall have the meanings given to such terms in the Credit Agreement) and the Guarantee and Collateral Agreement, dated as of November 5, 1999, made by the Grantors in favor of the Administrative Agent, for the benefit of the Lenders. Each of the undersigned Guarantors hereby (a) consents to the foregoing Fourth Amendment and the transactions contemplated thereby and (b) agrees and acknowledges that all guarantees and grants of security interests contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to the foregoing Fourth Amendment and all prior modifications, if any, to the Credit Agreement.

(Rest of page left intentionally blank.)

Lender Consent

SIX FLAGS, INC.
By:
James M. Coughlin
Vice President

SIX FLAGS OPERATIONS INC.
By:
James M. Coughlin
Vice President

Acknowledgment and Consent

ASTROWORLD GP LLC
ASTROWORLD LP LLC
AURORA CAMPGROUND, INC.
DARIEN LAKE MANAGEMENT COMPANY, INC.
DARIEN LAKE THEME PARK AND CAMPING
    RESORT, INC.
ENCHANTED PARKS, INC.
FIESTA TEXAS, INC.
FRONTIER CITY PROPERTIES, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT ESCAPE HOLDING INC.
GREAT ESCAPE LLC
GREAT ESCAPE THEME PARK LLC
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
INDIANA PARKS, INC.
KKI, LLC
MWM HOLDINGS INC.
OHIO CAMPGROUNDS INC.
OHIO HOTEL LLC
PARK MANAGEMENT CORP.
PP DATA SERVICES INC.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
PREMIER PARKS OF COLORADO INC.
PREMIER WATERWORLD CONCORD INC.
PREMIER WATERWORLD SACRAMENTO INC.
RIVERSIDE PARK ENTERPRISES, INC.
SAN ANTONIO PARK GP, LLC
SFJ MANAGEMENT INC.
SFTP INC.
SFTP SAN ANTONIO GP, INC.
SFTP SAN ANTONIO, INC.
SFTP SAN ANTONIO II, INC
STUART AMUSEMENT COMPANY
TIERCO MARYLAND, INC.
TIERCO WATER PARK, INC.
WYANDOT LAKE, INC.

By:
James M. Coughlin
Vice President

Acknowledgment and Consent

SF SPLASHTOWN INC. SF SPLASHTOWN GP INC. SIX FLAGS EVENTS INC. SIX FLAGS EVENTS HOLDING CORP. SIX FLAGS SERVICES, INC. SIX FLAGS SERVICES OF ILLINOIS, INC. SIX FLAGS SERVICES OF MISSOURI, INC.
By:
James M. Coughlin
Vice President

ASTROWORLD LP
By:	Astroworld GP LLC,
its General Partner

By:
James M. Coughlin
Vice President

ELITCH GARDENS L.P.
By:	Premier Parks of Colorado Inc.,
its General Partner

By:
James M. Coughlin
Vice President

Acknowledgment and Consent

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FRONTIER CITY PARTNERS LIMITED PARTNERSHIP
By:	Frontier City Properties, Inc.,
its General Partner

By:
James M. Coughlin
Vice President

HURRICANE HARBOR LP
By:	Hurricane Harbor GP LLC,
its General Partner

By:
James M. Coughlin
Vice President

SF PARTNERSHIP
By:	Six Flags Theme Parks Inc.,
its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS SAN ANTONIO, L.P.
By:	SFTP San Antonio GP, Inc.,
its General Partner

By:
James M. Coughlin
Vice President

Acknowledgment and Consent

SIX FLAGS SPLASHTOWN L.P.
By:	SF Splashtown GP Inc.,
its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS EVENTS L.P.
By:	Six Flags Events Inc.,
its General Partner

By:
James M. Coughlin
Vice President

SAN ANTONIO THEME PARK, L.P.
By:	San Antonio Park GP, LLC,
its General Partner

By:
James M. Coughlin
Vice President

Acknowledgment and Consent